                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

           Each of the undersigned hereby constitutes and appoints Regina A. Dolan, James E. Odell and Clive Standish, jointly with full power to act, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form F-3 relating to the registration of an unspecified aggregate initial offering price or number of securities issued by UBS AG or one or more Delaware business trusts and any and all amendments thereto (including post-effective amendments), to sign any abbreviated registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

            NAME                                    TITLE                       DATE
            ----                                    -----                       ----
                                            Group Chief Executive
                                                   Officer
      /s/ Peter A. Wuffli               (principal executive officer        March 9, 2006
---------------------------------          and principal financial
         Peter A. Wuffli                           officer)


                                            Group Chief Financial
      /s/ Clive Standish                     Officer and Head of            March 9, 2006
---------------------------------             Corporate Center
         Clive Standish                 (principal financial officer)

      /s/ Hugo Schaub                         Group Controller
---------------------------------          (principal accounting            March 9, 2006
         Hugo Schaub                              officer)

      /s/ Marcel Ospel                          Chairman and
---------------------------------            Member of Board of             March 9, 2006
         Marcel Ospel                             Directors

      /s/ Stephan Haeringer                   Vice Chairman and
---------------------------------            Member of Board of             March 9, 2006
         Stephan Haeringer                        Directors


      /s/ Marco Suter                         Vice Chairman and             March 9, 2006
---------------------------------            Member of Board of
         Marco Suter                               Directors

      /s/ Peter Bockli                        Vice Chairman and             March 9, 2006
---------------------------------            Member of Board of
        Peter Bockli                              Directors

            NAME                                    TITLE                       DATE
            ----                                    -----                       ----
      /s/ Ernesto Bertarelli                 Member of Board of             March 9, 2006
---------------------------------                 Directors
         Ernesto Bertarelli


      /s/ Sir Peter Davis
---------------------------------            Member of Board of             March 9, 2006
         Sir Peter Davis                          Directors

      /s/ Rolf A. Meyer                      Member of Board of             March 9, 2006
---------------------------------                  Directors
         Rolf A. Meyer


      /s/ Helmut Panke                       Member of Board of             March 9, 2006
---------------------------------                 Directors
         Helmut Panke


      /s/ Peter Spuhler                      Member of Board of             March 9, 2006
---------------------------------                 Directors
         Peter Spuhler

      /s/ Peter R. Voser
---------------------------------            Member of Board of             March 9, 2006
         Peter R. Voser                           Directors


  /s/ Lawrence Allen Weinbach
---------------------------------            Member of Board of             March 9, 2006
      Lawrence Allen Weinbach                     Directors